SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 28, 2001

                                 Rag Shops, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                                0-19194              51-0333503
(State or other jurisdiction          (Commission            IRS Employer
of incorporation or organization)     File Number)           Identification No.)

                                111 Wagaraw Road
                           Hawthorne, New Jersey 07506
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (973) 423-1303

          (Former name or former address, if changed since last report)

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Item 5 - Other Events

      A press release, issued as of August 28, 2001, is attached as Exhibit
99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated: August 30, 2001

                                      RAG SHOPS, INC


                                      By: /s/ Stanley Berenzweig
                                          ----------------------
                                          Stanley Berenzweig
                                          Chief Executive Officer